EP MedSystems, Inc.
                100 Stierli Court - Suite 107
                  Mount Arlington, NJ 07856



                                      September 24, 1998




Dear Shareholder,

You  are cordially invited to join us for our Annual Meeting of  Shareholders to be held this year on Wednesday,  October
28,  1998, at 10:00 a.m., local time, at The Penn  Club,  30
West 44th Street, New York, New York.

The  Notice of Annual Meeting of Shareholders and the  Proxy
Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain that you are represented by signing the accompanying proxy card and promptly returning it in the enclosed envelope.


Sincerely,

/s/ DAVID A. JENKINS
--------------------
David A. Jenkins
Chairman of the Board,President
and Chief Executive Officer

                  SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                       EP MedSystems, Inc.
      -----------------------------------------------
      (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                 (Set forth the amount on which the filing fee is
                  calculated and state how it was determined):  _________
          (4)  Proposed maximum aggregate value of transaction: _________
          (5)  Total fee paid: _______

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:__________
          (2)  Form, Schedule or Registration Statement No.:________
          (3)  Filing Party:_________
          (4)  Date Filed:___________

                     EP MedSystems, Inc.
                100 Stierli Court - Suite 107
                  Mount Arlington, NJ 07856

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

           TO BE HELD WEDNESDAY, OCTOBER 28, 1998

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EP MedSystems, Inc., a New Jersey corporation (the "Company"), will be held at The Penn Club, 30 West 44th Street, New York, New York, at 10:00 a.m., local time, on Wednesday, October 28, 1998, for the following purposes:

(1) To authorize an amendment of the Company's Amended and Restated Certificate of Incorporation providing for classification of the Board of Directors into three classes of directors with staggered terms of office;

(2)   To elect four (4) directors to the Board of Directors as follows:
      (a) two directors to serve a three year term, one director to serve a two year term and one director to serve a one year term, or

      (b) if a classified Board of Directors is not approved, four (4) directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall be duly elected and qualified;

(3) To ratify the appointment of PricewaterhouseCoopers LLP, independent public accountants, as auditors for the Company for the fiscal year ending December 31, 1998; and

(4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 11, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

Your attention is directed to the attached Proxy Statement for further information regarding each proposal to be made. All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To ensure representation at the Annual Meeting, shareholders are urged to mark, sign, date and return the enclosed Proxy as promptly as possible, even if they plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for this purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a Proxy if the Proxy is revoked in the manner set forth in the accompanying Proxy Statement.

                         By order of the Board of Directors,

                         /s/ JAMES J. CARUSO
                         -------------------
                         James J. Caruso
                         Vice President, Finance, Chief
                         Financial Officer and Secretary

September 24, 1998



        IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
              BE COMPLETED AND RETURNED PROMPTLY
        --------------------------------------------

                     EP MEDSYSTEMS, INC.
                100 Stierli Court - Suite 107
                 Mount Arlington, NJ  07856

           PROXY STATEMENT FOR THE ANNUAL MEETING
        OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 1998

       INFORMATION CONCERNING SOLICITATION AND VOTING

General
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EP MedSystems, Inc. (the "Company" or "EP MedSystems") of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at The Penn Club, 30 West 44th Street, New York, New York, at 10:00 a.m., local time, on Wednesday, October 28, 1998, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The principal executive offices of the Company are located at 100 Stierli Court - Suite 107, Mount Arlington, New Jersey 07856. This Proxy Statement and accompanying form of proxy and Annual Report to Shareholders are being mailed to shareholders on or about September 24, 1998.

Record Date and Outstanding Shares
Holders of record of the Company's common stock, no par value, $.001 stated value per share (the "Common Stock"), at the close of business on September 11, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date there were 9,872,417 shares of Common Stock outstanding.

Revocability of Proxies
Shares represented at the Annual Meeting by properly executed proxies in the accompanying form will be voted at the Annual Meeting and, where the shareholder giving the proxy specifies a choice, the proxy will be voted in accordance with the specification so made. A proxy given for use at the Annual Meeting may be revoked by the shareholder giving the proxy at any time prior to the exercise of the powers conferred thereby. A proxy may be revoked either by (i) filing with the Secretary of the Company prior to the Annual Meeting, at the Company's principal executive offices, either a written revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person, regardless of whether a proxy has previously been given. Presence at the Annual Meeting will not revoke the shareholder's proxy unless such shareholder votes in person.

Quorum and Voting
Holders of Common Stock will be entitled to one vote per share. Action may be taken on a matter submitted to shareholders at the Annual Meeting only if a quorum exists. A majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, constitutes a quorum at a meeting of the shareholders.

Directors will be elected by a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights in the election of directors. Approval of any other matters to come before the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions or broker non-votes are not counted as votes cast on any matter to which they relate and, therefore, will not be included in vote totals and will have no effect on the outcome of any matters to be voted upon at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum.


Solicitation of Proxies
The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement, will be paid by the Company. The solicitation will be made by use of the mails, through brokers and banking institutions, and by officers and other employees of the Company. Proxies may be
solicited   by   personal  interview,  mail,  telephone   or
facsimile transmission.


PROPOSAL #1.  AMENDMENT OF THE COMPANY'S CERTIFICATE  OF
INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS


The Board has unanimously determined that an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") is advisable and has voted to recommend such amendment to the Company's shareholders for approval. The proposed amendment (the "Amendment") to the Certificate of Incorporation (i) classifies the Board of Directors into three classes, as nearly equal in number as possible, each of which, after an interim arrangement, will serve for three years, with one class being elected each year, and (ii) provides that the shareholder vote required to amend, repeal or adopt a provision inconsistent with the Amendment be increased from a majority of the votes cast by all shareholders entitled to vote thereon to sixty six and two thirds percent (66 2/3%) of the outstanding common stock of the Company entitled to vote thereon.

The Board believes that the Amendment would, if adopted, enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board, and, at the same time, effectively reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Company's Board of Directors without the support of the incumbent Board of Directors. However, adoption of the Amendment may have significant effects on the ability of shareholders of the Company to benefit from certain transactions which are opposed by the incumbent Board of Directors. Accordingly, shareholders are urged to read carefully the following section of this Proxy Statement, which describes the Amendment and its purpose and effect, and Appendix A hereto, which sets forth the full text of the Amendment.

The Amendment is not being recommended in response to any specific effort of which the Company is aware to accumulate the Common Stock or to effect control of the Company and is not a plan by the Board to adopt a series of amendments to the Certificate of Incorporation. The Company's Certificate of Incorporation and Bylaws do not currently contain any other specific provisions to deter non-negotiated takeovers of the Company (other than authorized but unissued preferred stock). However, the Board of Directors may review and consider other anti-takeover measures in the future. The Board has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial voting stock positions as a prelude to a threatened takeover or corporate restructuring, proxy fights and partial tender offers and the related use of "two-tier" pricing. The Board of Directors believes that the use of these tactics can place undue pressure on a corporation's board of directors and shareholders to act hastily and on incomplete information and, therefore, can be highly disruptive to a corporation and result in unfair differences in treatment of shareholders who act immediately in response to an announcement of takeover activity and those who choose to act later, if at all.

The Amendment is intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arms-length negotiations with the Company's management and Board of Directors. The Amendment, if adopted, may also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its shareholders. In addition, since the Amendment may discourage accumulations of large blocks of the Company's stock by purchasers whose objective is to have such stock repurchased by the Company at a premium, adoption of the Amendment could tend to reduce temporary fluctuations in the market price of the Company's stock which might be caused by such accumulations.
Accordingly, shareholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price.

Takeovers or changes in control in management of the Company which are proposed and effected without prior consultation and negotiation with the Company's management may not always be detrimental to the Company and its shareholders. However, the Board of Directors feels that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals.

The adoption of the Amendment would make more difficult or discourage a proxy contest or the assumption of control by a holder of a substantial block of the Company's common stock or the removal of the incumbent Board of Directors and thus may tend to continue the Company's incumbent Board of Directors in office. At the same time, the Amendment would help ensure that the Board, if confronted by a surprise proposal from a third party, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to seek a premium price for the shareholders.

The Company's Amended and Restated By-Laws (the "By-Laws") currently provide that all directors are to be elected to the Board of Directors annually and shall hold office until the annual meeting of shareholders next following their election and until their successors have been elected and qualified. The proposed new Article TENTH of the Certificate of Incorporation (as set forth in Appendix A) provides that the Board of Directors shall be divided into three classes of directors, each class to be as nearly equal in number as possible. If Proposal No. 1 is adopted, the Company's directors will be divided into three classes, one class to hold office initially until the annual meeting of shareholders to be held in 1999, a second class to hold office initially until the annual meeting of shareholders to be held in 2000 and a third class to hold office initially until the annual meeting of shareholders to be held in 2001 (in each case, until their respective successors are duly elected and qualified). At each annual meeting of shareholders commencing with the annual meeting to be held in 1999, the successors to the class of directors whose term then expires shall be elected to serve a three year term (and until their respective successors are duly elected and qualified). If the Amendment to the Certificate of Incorporation is adopted, the By-Laws will be amended to be consistent with the amendment to the Certificate of Incorporation relating to the classification of the Board of Directors.

The Certificate of Incorporation does not permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of the Company's voting stock could now elect all of the directors being elected at any annual or special meeting of the Company's shareholders. However, the classification of the Board of Directors pursuant to the Amendment will apply to every election of directors, whether or not a change in control of the Company has occurred or the holders of a majority of the voting power of the Company desire to change the Board of Directors. The classification of the Board of Directors will have the effect of making it more difficult to change the composition of the Board of Directors. At least two shareholder meetings, instead of one, will be required to effect a change in control of the Board of Directors. The Board believes that the longer time required to elect a majority of a classified Board of Directors will help to assure the continuity and stability of the Company's management and policies in the future, since a majority of the directors at any given time will have prior experience as directors of the Company.

The proposed requirement of a super-majority vote of the shareholders alter, amend, repeal or adopt any provision inconsistent with the proposed new Article TENTH of the Certificate of Incorporation is designed to prevent a shareholder with a majority of the stock of the Company present at a shareholder meeting from avoiding the provisions relating to the classified Board of Directors simply by repealing or amending them.

The affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon is required to approve this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
   AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

            PROPOSAL # 2.  ELECTION OF DIRECTORS

The Company's By-Laws provide that the number of Directors, as determined from time to time by the Board of Directors, shall not be less than three nor more than eleven. Pursuant to the By-Laws, the Board of Directors has set the number of Directors at four (4). At the Annual Meeting, the shareholders will elect all four members of the Board of Directors of the Company. If a classified Board of Directors is approved, the Directors will be elected to the respective classes of the Board for the terms specified below. If a classified Board of Directors is not approved, each Director will hold office until the next annual meeting of shareholders and thereafter until his successor is duly elected and qualified. Cumulative voting is not permitted in the election of directors. Consequently, each shareholder is entitled to one vote for each share of Common Stock held in his or her name. In the absence of instructions to the contrary, a properly signed and dated proxy will vote the shares represented by that proxy FOR the election of the nominees listed below.

The Board of Directors has no reason to believe that any of the nominees listed below will be unable or unwilling to serve as a director. If, however, a nominee becomes unavailable, the proxies will have discretionary authority to vote for a substitute nominee.

On July 16, 1998, Lester Swenson, a member of the Board of Directors since 1995, resigned due to business and personal reasons, but not due to any disagreement with the Board of Directors. The Board has commenced a search for a replacement director to serve as a fifth member of the Board of Directors, but, as of this date, has not identified a replacement. The Board of Directors intends to continue its search for a replacement following the Annual Meeting of Shareholders. If such person is found prior to the next annual meeting of shareholders and agrees to serve as a director, the Board, as permitted by the By-Laws, may increase the number of directors to five and elect such person to fill such vacancy, provided, the interim term of such new director shall extend only until the next annual meeting of shareholders at which point, if such person is nominated, the shareholders shall vote on the continued service of such person as a director.

If the proposal to authorize a classified Board of Directors described in this Proxy Statement is approved, the directors will be divided among the Classes as follows:

                         Class I Director:
      (To serve until the 1999 Annual Meeting of Shareholders)
                            John E. Underwood

                         Class II Director:
      (To serve until the 2000 Annual Meeting of Shareholders)
                          Anthony J. Varrichio

                        Class III Directors:
      (To serve until the 2001 Annual Meeting of Shareholders)
                            David A. Jenkins
                         David W. Mortara, Ph.D.

At the time that the terms of a class of directors expires, an election of directors will occur for the same class for each director to serve a new three year term. (See Proposal #1. above). If the proposal to authorize a classified Board of Directors described in this Proxy Statement is not approved, each director will serve until the next Annual Meeting of Shareholders and thereafter until his successor is duly elected and qualified.

Information Regarding Nominees for Election as Directors
The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the four nominees during the past five years has been furnished to the Company by such nominee.

Nominees for Directors

David A. Jenkins (Age 40) is the co-founder and Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Mr. Jenkins has served as the President, Chief Executive Officer and a Director of the Company since 1993 and as Chairman since 1995. From 1988 to 1993, Mr. Jenkins served as the Chief Executive Officer and then Chairman of the Board of Directors of Arrhythmia Research Technology, Inc., a publicly held company involved in the sale and distribution of electrophysiology products.

David W. Mortara, Ph.D. (Age 57) has served as a Director of the Company since November, 1995. Dr. Mortara founded and has served as the Chairman and Chief Executive Officer of Mortara Instrument, Inc. ("MII"), a privately-held manufacturer and supplier of electrocardiography equipment, since 1982. Prior to founding MII, Dr. Mortara was Vice President, Engineering at Marquette Electronics, Inc. He has authored numerous scientific publications on signal processing for electrocardiography and currently serves as co-chair of AAMI's ECG Standards Committee.

John E. Underwood (Age 56) has served as a Director of the Company since June, 1998, when he was elected by the Board of Directors to fill a vacancy. Since 1985, Mr. Underwood has served as the founder and President of Proteus International, a venture banking and venture consulting concern with offices in Mahwah, New Jersey. Prior to founding Proteus, Mr. Underwood held senior management positions with Pfizer, General Electric and Becton Dickinson.

Anthony J. Varrichio (Age 51) has served as a Director of the Company since 1993 and served as the Chairman of the Board and Treasurer of the Company from 1993 to 1995. Since 1987, Mr. Varrichio has served as the President and a director of HiTronics Designs, Inc. ("HDI"), an engineering consulting and medical device corporation. Prior to co-founding HDI, Mr. Varrichio served as Vice President of Electro-Biology, Inc., a manufacturer of electronic bone growth stimulator devices. Prior thereto, Mr. Varrichio worked in the Advanced Technology Laboratory division of Intermedics, Inc., where he served as Director of Engineering. Mr. Varrichio is also the Chairman of the Board of Neomedics, Inc.

The affirmative vote of a plurality of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to elect the Directors.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                  ELECTION OF THE NOMINEES.

Compensation of Directors
During 1997, no directors of the Company received cash or other compensation for services on the Board of Directors or any committee thereof. No other director received other compensation for services on the Board of Directors or any committee thereof. The directors were reimbursed for their reasonable travel expenses incurred in performance of their duties as directors.

1995 Director Option Plan
The Company's 1995 Director Option Plan (the "Director Plan") was adopted by the Board of Directors and the shareholders in November, 1995. A total of 360,000 shares of Common Stock of the Company are available for issuance under the Director Plan. The Director Plan provides for grants of "director options" to eligible directors of the Company and for grants of "advisor options" to eligible members of the Scientific Advisory Board of the Company. At September 11, 1998, there were 179,000 director options and 108,000 advisor options outstanding at exercise prices ranging from $2.00 to $3.00 per share. Director options and advisor options become exercisable at the rate of 1,000 shares per month, commencing with the first month following the date of grant for so long as the optionee remains a director or advisor, as the case may be. At September 11, 1998, 96,000 director options and 102,000 advisor options were vested. The Director Plan is administered by the Plan Committee of the Company. The Director Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors.

Information Regarding Committees of the Board of Directors and Meetings
The  Company's Board of Directors has established  an  Audit
Committee,  a  Compensation Committee and a Plan  Committee.
The Company does not have a Nominating Committee.

Audit Committee
The Company has an Audit Committee of the Board of Directors at least a majority of whom must be "independent directors" (as defined in the rules of the National Association of Securities Dealers, Inc.), to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls. Currently, Messrs. Mortara and Underwood are members of the Audit Committee.

Compensation Committee
The Company has a Compensation Committee of the Board of Directors consisting of two or more non-employee directors, who may not receive options under the 1995 Long Term Incentive Plan (the "1995 Plan"), to determine compensation for the Company's executive officers and to administer the 1995 Plan. Currently, Messrs. Mortara and Underwood are members of the Compensation Committee.

Plan Committee
The Company has a Plan Committee of the Board of Directors consisting of two or more directors to administer the Company's Director Plan, none of whom are eligible to participate in such Plan. Currently, Messrs. Jenkins and Varrichio are members of the Plan Committee.

Attendance at Board and Committee Meetings
In 1997, there were three meetings of the Board of Directors at which all then current directors were present. There was one meeting of the Audit Committee during 1997 at which all members were present. The Compensation Committee and Plan Committee did not meet during 1997.




        EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers
The following table sets forth certain information regarding the current executive officers and certain key employees of
the Company:
                                                                   OFFICER
NAME                  AGE     POSITION                              SINCE
------------------    ---     --------------------------------     -------
David A. Jenkins       40     Chairman of the Board, President       1993
                              and Chief Executive Officer
J. Randall Rolston     51     Vice President, Sales                  1998
James J. Caruso        38     Chief Financial Officer,               1996
                              Treasurer and Secretary
C. Bryan Byrd          37     Vice President, Engineering            1993
Joseph C. Griffin      39     President, ProCath Corporation         1993


David A. Jenkins is the co-founder and Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Mr. Jenkins has served as the President, Chief Executive Officer and a Director of the Company since 1993 and as Chairman since 1995. From 1988 to 1993, Mr. Jenkins served as the Chief Executive Officer and then Chairman of the Board of Directors of Arrhythmia Research Technology, Inc., a publicly held company involved in the sale and distribution of electrophysiology products.

J. Randall Rolston is the Vice President, Sales of the Company. Mr. Rolston joined the Company in September, 1996 as National Sales Manager and was named Vice President, Sales in April, 1998. Prior to joining the Company, Mr. Rolston was employed in various sales management positions at Cordis-Webster, an electrophysiology catheter company owned by Johnson & Johnson. Prior to Cordis-Webster, Mr. Rolston held various sales management positions, including 15 years at American Edwards prior to its merger with Baxter Healthcare Corporation.

James J. Caruso is the Chief Financial Officer, Treasurer and Secretary of the Company. Mr. Caruso served from 1989 to 1995 as Vice President and Chief Financial Officer of Micron Medical Products, Inc., a wholly-owned subsidiary of Arrhythmia Research Technology, Inc. Mr. Caruso is a Certified Public Accountant.

C. Bryan Byrd is the Vice President, Engineering of the Company. Mr. Byrd joined the Company in April 1993 to oversee software development for new products. From 1989 to 1993, he co-founded and served as the Director of Engineering for BioPhysical Interface Corp. where he was responsible for developing automated computerized monitoring equipment for pacemaker and open heart operating rooms and follow-up clinics. Prior to that, he was a software engineer for Medtronic, Inc. ("Medtronic"), and also worked with Mt. Sinai Medical Center in Miami Beach, Florida. He has developed databases for all aspects of cardiac surgery.

Joseph C. Griffin has been the President of ProCath Corporation, the wholly-owned subsidiary of the Company, since its inception in 1993. Mr. Griffin founded Professional Catheter Corporation, the predecessor to ProCath Corporation, in 1990 and served as its President until the Company acquired its business in 1993. Mr. Griffin has more than 18 years experience in the design, development, regulation and manufacture of cardiac catheters and has served as a member of the Health Industry Manufacturers Association Pacemaker Task Force and Electrode Catheter Task Force.


Executive Compensation

The following summary compensation table sets forth certain information concerning compensation paid or accrued to the Chief Executive Officer, the former Vice President of Sales and Marketing and the current Vice President, Sales of the Company (the "Named Executive Officers") for services rendered in all capacities for the years ended December 31, 1997, 1996 and 1995. No other executive officer of the Company was paid a salary and bonus aggregating greater than $100,000 during such time periods.

                 Summary Compensation Table

                                Annual Compensation     Long  Term Compensation
                                -------------------     -----------------------
                                                           Securities
Name and Principal             Salary      Bonus           Underlying
   Position            Year      ($)        ($)             Options
------------------    -----    -------     -----           -----------

David A. Jenkins       1997    $145,000       $0               0
Chairman, President    1996    $127,500     $250               0
and Chief Executive    1995    $110,000   $5,250           166,000 (1)
Officer


Robert W. Evans (2)     1997   $108,750       $0              0
Former  Vice  President 1996    $42,492       $0           125,000 (3)
of Sales and Marketing  1995         $0       $0              0

J. Randall Rolston (4)  1997   $140,500       $0            28,000 (5)
Vice President, Sales   1996    $31,250       $0            12,000 (6)
                        1995         $0       $0               0

_____________________
1) The Company granted Mr. Jenkins a non-qualified stock option to purchase 96,000 shares of Common Stock at an exercise price of $2.20 per share. Options to purchase 30,000 shares became exercisable on the grant date and options to purchase 1,000 shares become exercisable each month thereafter. The term of such option is five years. On November 29, 1995, the Company granted Mr. Jenkins an incentive stock option to purchase 70,000 shares of Common Stock pursuant to the Company's 1995 Plan at an exercise price of $2.20 per share. Options to purchase 45,000 shares became exercisable upon completion of the Company's initial public offering and options to purchase 25,000 shares became exercisable on the first anniversary of such date. The term of such option is ten years.

2)   Mr. Evans' left the employ of the Company in September, 1997.

3) During September, 1996, the Company granted Mr. Evans an incentive stock option to purchase 90,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan and a non-qualified stock option to purchase 35,000 shares of Common Stock at an exercise price of $5.50 per share. Options to purchase 25,000 shares became exercisable on the grant date and options to purchase 2,083 shares became
  exercisable   each   month  thereafter.    Following   the
  termination of Mr. Evans employment, the options expired unexercised.

4)    Mr.  Rolston served as National Sales Manager  of  the
  Company from September, 1996 through April, 1998.   During
  April, 1998, Mr. Rolston was named Vice President, Sales.

5) On September 30, 1997, the Company granted Mr. Rolston an incentive stock option to purchase 28,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan
  at  an  exercise  price of $3.00 per  share.   Options  to
  purchase 5,600 shares became exercisable on the grant date and options to purchase 5,600 shares become exercisable each year thereafter.

6) On October 3, 1996, the Company granted Mr. Rolston an incentive stock option to purchase 12,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $4.75 per share. Options to purchase 2,400 shares became exercisable on the grant date and options to purchase 200 shares become exercisable each month thereafter.


Stock Options
The   following   table   sets  forth  certain   information
concerning  grants of stock options to the  Named  Executive
Officers during the fiscal year ended December 31, 1997.

              Option Grants in Fiscal Year 1997

                                    Individual Grants
                                    -----------------

                      Number of
                      Shares         Percent of Total
                      Underlying     Options Granted   Exercise
                      Options        to Employees      Price per  Expiration
                      Granted        in Fiscal Year    Share         Date
                      ----------     ----------------  ---------  ----------
David A. Jenkins          -                 -              -          -
Chairman, President
and Chief Executive
Officer


J. Randall Rolston       28,000             12%           $3.00     9/30/02
Vice President, Sales

Robert W. Evans (1)        -                 -              -         -
Former Vice President
of Sales and Marketing

_____________________
1)  Mr. Evans' employment with the Company terminated in September, 1997.


Option Exercises and Holdings
The following table provides certain information with respect to the Named Executive Officers concerning the exercise of stock options during the fiscal year ended December 31, 1997 and the value of unexercised stock options held as of December 31, 1997.

      Aggregated Option Exercises in 1997 and Year End Option Values
      --------------------------------------------------------------

                                                            Value of
                                       Number of            Unexercised
                   Shares              Underlying           In the Money
                   Acquired            Unexercised          Options at
                   on         Value    Options at           December 31, 1997
                   Exercise  Realized  December 31, 1997    ($) (1)
     Name            (#)        ($)    Exercis.  Unexercis. Exercis. Unexercis.
----------------   -------   --------  --------  ---------- -------- ----------
David A. Jenkins      -          -      127,000    39,000       $0         $0
Chairman,  President
and  Chief Executive
Officer


J. Randall Rolston    -          -      10,800     29,200       $0         $0
Vice President, Sales


Robert W. Evans (2)   -          -          -         -         $0         $0
Former Vice President
of Sales and Marketing

-------------------------
(1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying Common
     Stock  using the closing sale price on the Nasdaq National
     Market of $1.75 per share on December 31, 1997.

(2)   Mr. Evans' employment with the Company terminated in September, 1997.


Section 16(a) Beneficial Ownership Reporting Compliance Under the securities laws of the United States, the Company's directors, executive officers and any persons beneficially owning more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and the Nasdaq National Market Surveillance Department. Based solely on its review of the forms received by it from such persons for their 1997 transactions, the Company believes that all beneficial ownership filing requirements applicable to such officers, directors and greater than ten percent beneficial owners were complied with in a timely manner.

Employment Agreements
On March 1, 1993, the Company entered into an Employment Agreement with David A. Jenkins as President for an initial term of three years. The agreement provides for base compensation and bonuses and other additional compensation as may be determined by the Board of Directors in its sole discretion. On August 31, 1995, the Company entered into an Employment Agreement Addendum with Mr. Jenkins which extended the term of employment through March 1, 1999. The addendum provides for base compensation of $145,000, plus five percent of the Company's consolidated income before taxes. Mr. Jenkins' Employment Agreement may be terminated at any time for cause. It contains a non-competition provision extending for two years after termination of employment for cause and, in the Company's discretion, one year after termination of employment for any other reason, provided that if Mr. Jenkins is terminated without cause, the Company is obligated to continue to pay him compensation during such discretionary period.

Security   Ownership  of  Certain  Beneficial   Owners   and
Management

The following table sets forth certain information regarding beneficial ownership of Common Stock of the Company as of September 11, 1998 by (i) each of the Company's directors,
(ii) the Named Executive Officers, (iii) all directors and executive officers as a group and (iv) each person known to the Company to beneficially own more than five percent of the Company's Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name and Address                     Number of  Shares     Percentage of Class
of Beneficial Owner                  Beneficially Owned    Beneficially Owned
                                                                   (1)
-------------------                  ------------------    ------------------
David A. Jenkins (2)                     1,008,000                  10.2%
100 Stierli Court
Mount Arlington, NJ 07856

Anthony J. Varrichio (3)                  539,000                   5.5%
1 Hemlock Lane
Flanders, NJ 07836

David W. Mortara, Ph.D. (4)                86,000                     *
7865 North 86th Street
Milwaukee, WI 53224

J. Randall Rolston (5)                     47,569                     *
100 Stierli Court
Mount Arlington, NJ 07856

John E. Underwood (6)                      5,000                      *
c/o Proteus International
Crossroads Plaza
Mahwah, NJ 07430

H & Q Life Sciences Investors (7)         430,000                   4.4%
50 Rowes Wharf
Boston, MA 02110-6679

H & Q Healthcare Investors  (7)           645,000                   6.5%
50 Rowes Wharf
Boston, MA 02110-6679

SC Fundamental Value Fund, LP (7)         376,800                   3.8%
10 East 50th Street
New York, NY 10022

SC  Fundamental Value  BVI,  Ltd. (7)     373,200                   3.8%
c/o SC BVI Partners
10 East 50th Street
New York, NY 10022

Special Situations Fund III LP (7)        574,000                   4.4%
153 East 53rd Street
New York, NY 10022

Special Situations Cayman Fund (7)        144,200                   1.5%
153 East 53rd Street
New York, NY 10022

Medtronic, Inc. (4)                       584,000                   5.9%
7000 Central Avenue NE
Minneapolis, MN 55432

Oppenheimer Funds, Inc.                   500,000                   5.0%
Two World Trade Center
New York, NY 10048

Robert W. Evans (8)                          0                        *
9352 Loma Street
Villa Park, CA 92667

All executive officers and
directors as a group
(eight persons) (9)                      1,935,871                  18.9%

-------------------------
* Represents beneficial ownership of less than one percent of the Common Stock.

(1) Applicable percentage ownership as of September 11, 1998 is based upon 9,872,417 shares of Common Stock outstanding together with the applicable options for such shareholder. Beneficial ownership is determined in accordance with Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges ("Purchase Rights") are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of such Purchase Rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

(2) Includes 138,000 shares issuable upon exercise of options. Also includes 160,000 shares held by Mr. Jenkins as trustee for the Dalin Class Trust. Excludes 45,000 shares held by Mr. Jenkins' wife, and 20,000 shares held by Mr. Jenkins' wife as custodian for his children.

(3)  Includes 68,000 shares issuable upon exercise of options.

(4)  Includes 36,000 shares issuable upon exercise of options.

(5)  Includes 22,569 shares issuable upon exercise of options.

(6)  Includes 5,000 shares issuable upon exercise of options.

(7) SC Fundamental Value Fund, LP and SC Fundamental Value BVI, Ltd. share common management. H&Q Life Sciences Investors and H&Q Healthcare Investors share common management and are significant shareholders of the Company by virtue of their holding, in the aggregate, greater than
     10%  of  the issued and outstanding common stock.   The
     management companies of Special Situations Fund III LP and Special Situations Cayman Fund share certain common ownership.

(8) Mr. Evans' employment with the Company terminated in September, 1997.

(9)  Includes  348,169  shares  issuable  upon  exercise  of options.


       CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Hi-Tronics Designs, Inc.
HDI was one of the Company's two founding shareholders. HDI's shareholders are Anthony J. Varrichio, William Winstrom and Medtronic. Mr. Varrichio is the President, a director and the largest shareholder of HDI, and Mr. Winstrom is an officer and director of HDI.

Mr. Varrichio has been a director of the Company since the Company's inception and was Chairman of the Board of Directors and Treasurer of the Company until November, 1995. Mr. Winstrom was a director of the Company until November, 1995. Lester Swenson, an officer of Medtronic, was a director of the Company from November, 1995 until June, 1998. Mr. Varrichio, Mr. Winstrom and Medtronic acquired shares of the Company's Common Stock from HDI. As of September 11, 1998, Mr. Varrichio owned beneficially 4.8% of the Company's Common Stock, Mr. Winstrom owned beneficially 3.5% and Medtronic owned 5.9%.

Beginning in 1993, the Company engaged HDI as the manufacturer of the EP-2 and EP-3 Clinical Stimulators. During April, 1996, the Company entered into a Master Manufacturing Agreement with HDI (the "Master Manufacturing Agreement") which provides that HDI will manufacture components for certain of the Company's products on an exclusive basis in accordance with GMP regulations and all other applicable laws and regulations. The Master Manufacturing Agreement has a term of five years commencing on March 31, 1996 and, unless terminated by either party upon at least 90 days written notice, will automatically renew for successive terms of one year. The Company purchased products from HDI aggregating $506,000, $392,000 and $424,000 during the twelve months ended December 31, 1997, 1996 and 1995, respectively.

During 1996, the Company determined that the sale and service of arrhythmia monitors no longer represented a strategic fit with the Company's existing products and planned product line, including the ALERT System. Therefore, the Company discontinued sale of its line of arrhythmia monitors. In 1997, the Company sold its line of arrhythmia monitors including an arrhythmia monitor under development to HDI in return for 60,000 shares of common stock in Neomedics, Inc., a company involved in the design and manufacture of implantable medical devices which is an affiliate of HDI. Sales of arrhythmia monitors by the Company were approximately $12,000 and $198,000 in the years ended December 31, 1996 and 1995, respectively. Since the value assigned to the arrhythmia monitor technology had been fully amortized, the Company did not record a gain or loss on the sale. The Neomedics common stock is not a registered security traded on a public exchange and therefore its fair value is not readily determinable. At December 31, 1997, the Company valued the shares of Neomedics stock at zero.

HDI completed development of the TeleTrace III-S Receiver in 1997 for an aggregate consideration of 19,000 shares of common stock of the Company, issued in 1995, and $30,000 in cash paid in 1997. HDI manufactures the TeleTrace III-S Receiver for the Company. On December 29, 1997, the Company granted HDI a nonexclusive license to sell the TeleTrace receiver in connection with the sale of arrhythmia monitors. The agreement calls for the payment to the Company of a royalty of $300 per unit sold by HDI.

The Company believes that each of its transactions with HDI were entered into on terms and at prices no less favorable than the Company could have received from an unaffiliated party.

Mortara Instrument, Inc.
The Company purchases certain components for its products from Mortara Instrument, Inc. ("Mortara Instrument"). Dr. David W. Mortara, a director and shareholder of the Company, is also a director and shareholder of Mortara Instrument. The approximate dollar amount of products purchased from Mortara Instrument was $573,000, $15,000 and $12,000 in 1997, 1996 and 1995, respectively. The Company believes that each of its transactions with Mortara Instrument were entered into on terms and at prices no less favorable than the Company could have received from an unaffiliated party.



  PROPOSAL # 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT
                     PUBLIC ACCOUNTANTS

Upon recommendation of the Audit Committee, the Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to act as independent auditors of the Company for the fiscal year ending December 31, 1998, subject to ratification of such appointment by the shareholders at the Annual Meeting.

Arthur Andersen LLP were the auditors of the Company from inception through the fiscal year ended December 31, 1997. During August, 1998, upon a recommendation issued by the Audit Committee and approved by the Board of Directors, the Company changed certifying accountants from Arthur Andersen LLP to PricewaterhouseCoopers LLP. During the two most recent fiscal years and any subsequent interim period preceding the change in accountants, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report. In addition, the reports issued by Arthur Andersen LLP on the Company's financial statements for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period prior to engaging them as independent public accountants, PricewaterhouseCoopers, LLP were not consulted by the Company regarding (i) application of accounting principles to specific transactions, (ii) the type of audit opinion to be rendered in regard to the Company's financial statements or (iii) any disagreements or reportable events.

A representative of PricewaterhouseCoopers, LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
              OF INDEPENDENT PUBLIC ACCOUNTANTS


                       OTHER BUSINESS
The Board of Directors does not intend to present any business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the Annual Meeting. If, however, other matters requiring the vote of the shareholders properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.


                    SHAREHOLDER PROPOSALS
Shareholder proposals intended for inclusion in the proxy materials for the Company's 1999 Annual Meeting of
Shareholders (which may be held in June, 1999) must be received by the Company no later than February 1, 1999. Any other shareholder proposals for the Company's Annual Meeting of Shareholders must be received not less than 50 days nor more than 90 days prior to the meeting or, if less than 60 days notice of the meeting date is given, not later than the close of business on the 10th day following the day on which notice of the meeting date is mailed or public disclosure of such date is made. Such proposals should be directed to EP MedSystems, Inc., 100 Stierli Court, Mount Arlington, New Jersey 07856, Attention: Corporate Secretary.


                        ANNUAL REPORT
A copy of the Company's Annual Report to Shareholders for 1997, including financial statements, accompanies this Proxy
Statement.


                         FORM 10-KSB
A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, as filed with the Securities and Exchange Commission, will be furnished without charge to beneficial shareholders or shareholders of record upon written request to Investor Relations at the Company's principal executive offices.

                         By order of the Board of Directors,

                         /s/ JAMES J. CARUSO
                         James J. Caruso
                         Vice President, Chief Financial
                         Officer and Secretary


September 24, 1998


                         APPENDIX A

                      AMENDMENT TO THE
      AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


TENTH: Effective with the election of directors at the annual meeting of shareholders to be held in 1998, the directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the by-laws; one class to hold office initially for a term expiring at the annual meeting of shareholders to be held in 1999, another class to hold office initially for a term expiring at the annual meeting of shareholders to be held in 2000, and another class to hold office initially for a term expiring at the annual meeting of shareholders to be held in 2001, with the respective members of each class to hold office until their respective successors are elected and qualified. At each annual meeting of shareholders commencing with the annual meeting in 1999, the successors to the class of directors whose term then expires shall be elected to serve a three year term and until their successors are duly elected and qualified. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Any increase or decrease in the number of directors shall be apportioned among the classes so as to make all classes as nearly equal in number as possible.

Notwithstanding anything contained herein to the contrary, the affirmative vote of the holders of sixty six and two thirds percent (66 2/3%) of all issued and outstanding shares of the corporation entitled to vote thereon, voting together as a single class, shall be required to alter, amend or adopt any provisions inconsistent with, or repeal this Article TENTH or any provision hereof at any annual or special meeting of shareholders.



                            PROXY
                     EP MEDSYSTEMS, INC.

THIS  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS  FOR  THE
ANNUAL  MEETING  OF SHAREHOLDERS TO BE HELD ON  OCTOBER  28,
1998

The undersigned hereby appoint(s) David A. Jenkins and C. Bryan Byrd, and each of them, as proxies, each with full power of substitution, to represent and vote as designated all shares of Common Stock of EP MedSystems, Inc. held of record by the undersigned on September 11, 1998 at the Annual Meeting of Shareholders of the Company to be held at The Penn Club, 30 West 44th Street, New York, New York, at 10:00 a.m., local time, on Wednesday, October 28, 1998, with authority to vote upon the matters listed on the other side of this proxy card and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT -- PLEASE DATE AND SIGN ON THE OTHER SIDE.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE.   [X]

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR THE NOMINEES"
             IN ITEM 2 AND "FOR" ITEMS 1 and 3.

                                         VOTE           VOTE
                                         FOR          AGAINST       ABSTAIN
                                         ----         -------       -------
1.  AMENDMENT TO CERTIFICATE OF
    INCORPORATION PROVIDING  FOR
    CLASSIFIED BOARD OF DIRECTORS        [   ]          [   ]        [   ]


                                        FOR the       WITHHOLD AUTHORITY
                                        Nominee      to vote for the Nominee
                                        -------      -----------------------
2.  ELECTION OF DIRECTORS
         David A. Jenkins                [   ]            [   ]
         David W. Mortara, Ph.D.         [   ]            [   ]
         John E. Underwood               [   ]            [   ]
         Anthony J. Varrichio            [   ]            [   ]

    VOTE WITHHELD from all  nominees listed above         [   ]


                                         VOTE       VOTE
                                         FOR       AGAINST      ABSTAIN
                                         ----      -------      -------
3.  RATIFICATION OF  PRICEWATERHOUSE
    COOPERS, LLP AS INDEPENDENT
    AUDITORS FOR THE FISCAL YEAR
    ENDING DECEMBER 31, 1998             [   ]      [   ]        [   ]



SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS  DIRECTED
BY  THE  SHAREHOLDER IN THE SPACE PROVIDED.  IF NO DIRECTION
IS  GIVEN,  THIS PROXY WILL BE VOTED "FOR THE  NOMINEES" IN
ITEM 2 AND "FOR" ITEMS 1 AND 3.


Signature(s):______________                 Date _________

Please sign exactly as your name appears hereon. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

                                             YES           NO
I plan to attend the Annual Meeting         [   ]        [   ]